(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2001


MuniYield
Fund, Inc.


www.mlim.ml.com


MuniYield Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD FUND, INC.


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



MuniYield Fund, Inc., October 31, 2001


DEAR SHAREHOLDER


For the year ended October 31, 2001, the Common Stock of MuniYield Fund, Inc. earned $0.913 per share income dividends, which included earned and unpaid dividends of $0.122. This represents a net annualized yield of 6.74%, based on a month-end net asset value of $13.55 per share. During the same period, the total investment return on the Fund's Common Stock was +10.51%, based on a change in per share net asset value from $13.08 to $13.55, and assuming reinvestment of $0.862 per share income dividends.

For the six-month period ended October 31, 2001, the total investment returns on the Fund's Common Stock was +8.72%, based on a change in per share net asset value from $12.87 to $13.55, and assuming reinvestment of $0.433 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's
Auction Market Preferred Stock had an average yield as follows:
Series A, 2.91%; Series B, 2.56%; Series C, 3.02%; Series D, 3.03%; and Series E, 2.57%.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost
$70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
The Fund entered the year ended October 31, 2001 with a duration that was higher than its competitive group average. This reflected our belief that municipal bond yields were attractive relative to a slowing US domestic economy. We also believed that the Federal Reserve Board would continue to lower short-term interest rates to bolster US economic activity and that long-term interest rates would decline in concert. In late 2000 as yields declined, we sold lower coupon bonds with long maturities and replaced them with higher-couponed issues in the intermediate part of the curve. This allowed the Fund to capture a significant amount of the yield available in the municipal yield curve, while muting the overall volatility of the Fund. This strategy worked well as it enhanced the Fund's yield and, as yields declined in early 2001, the Fund was able to add to the gains realized in late 2000.

The 400 basis point decrease in short-term interest rates by the Federal Reserve Board in 2000 and 2001 has had a beneficial impact on the Fund's borrowing costs. These costs have been in the 2% - 2.5% range for most of the fiscal year. This decline in borrowing costs should generate a significant yield enhancement to the Fund's Common Stock shareholders from leveraging of the Preferred Stock. Looking forward, we intend to concentrate our investments in the 10-year - 20-year maturity sector for the reasons discussed above. This portion of the yield curve is expected to outperform longer maturities as financial markets start to anticipate a US economic recovery and long-term interest rates begin to rise. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and as a result reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



November 30, 2001



MuniYield Fund, Inc., October 31, 2001


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



PROXY RESULTS


During the six-month period ended October 31, 2001, MuniYield Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 16, 2001. The description of the proposal and number of shares voted are as follows:

                                                           Shares Voted   Shares Withheld
                                                               For          From Voting
1. To elect the Fund's Directors:      Terry K. Glenn        36,662,471       1,209,121
                                       Herbert I. London     36,759,230       1,112,362
                                       Andre F. Perold       36,767,619       1,103,973
                                       Roberta Cooper Ramo   36,748,110       1,123,482


During the six-month period ended October 31, 2001, MuniYield Fund,
Inc.'s Preferred Stock shareholders (Series A, B, C, D and E) voted on the following proposal. The proposal was approved at a
shareholders' meeting on May 16, 2001. The description of the proposal and number of shares voted are as follows:
                                                                      Shares Voted     Shares Withheld
                                                                          For            From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Joseph L. May,
   Andre F. Perold and Roberta Cooper Ramo as follows:       Series A      1,799                1
                                                             Series B      1,646              102
                                                             Series C      1,784               13
                                                             Series D      1,796                4
                                                             Series E      2,626                0


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
               S&P      Moody's      Face
STATE        Ratings    Ratings     Amount   Issue                                                                   Value
Alaska--0.7%    NR*       Baa1     $ 5,050   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                             (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024              $  5,101


Arizona--       AAA       Aaa        1,460   Arizona State Wastewater Management Authority, Wastewater
3.1%                                         Treatment Financial Assistance Revenue Bonds, Series A, 5.60%
                                             due 7/01/2006 (b)(c)                                                     1,642

                                             Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding
                                             Bonds (CRS Pine Ridge Housing Corporation), Series A-1 (g):
                AAA       NR*        5,000     6% due 10/20/2031                                                      5,517
                AAA       NR*        5,000     6.05% due 10/20/2036                                                   5,513


Portfolio Abbreviations


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family



MuniYield Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
               S&P      Moody's      Face
STATE        Ratings    Ratings     Amount   Issue                                                                   Value
Arizona                                      Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
(concluded)                                  Bonds (America West Airlines Inc. Project), AMT:
                NR*       Caa2     $ 8,000     6.25% due 6/01/2019                                                 $  4,240
                NR*       Caa2       5,300     6.30% due 4/01/2023                                                    2,809

                                             Phoenix, Arizona, IDA, M/F Housing Revenue Bonds
                                             (Bay Club Apartments Project)(g):
                AAA       NR*          565     5.80% due 11/20/2021                                                     611
                AAA       NR*          915     5.90% due 11/20/2031                                                     989
                AAA       NR*          625     5.95% due 11/20/2036                                                     675

                                             Pima County, Arizona, IDA, M/F Housing Revenue Bonds
                                             (Columbus Village) Series A (g):
                AAA       NR*          500     5.90% due 10/20/2021                                                     546
                AAA       NR*          580     6% due 10/20/2031                                                        634
                AAA       NR*          775     6.05% due 10/20/2041                                                     847


California--    NR*       NR*        1,600   Roseville, California, Special Tax Bonds (Stoneridge West
0.9%                                         Community Facilities District), Series 1, 6% due 9/01/2031               1,611

                NR*       NR*        5,000   San Francisco, California, City and County Redevelopment
                                             Agency, Special Tax Revenue Bonds (Community Facilities
                                             District Number 6-Mission), Series B, 6.125% due 8/01/2031               5,076


Colorado--      NR*       Aaa        4,680   Broomfield, Colorado, COP (Open Space Park and
3.8%                                         Recreational Facilities), 5.75% due 12/01/2015 (c)                       5,197

                A         A2         8,000   Denver, Colorado, City and County Airport Revenue Bonds,
                                             AMT, Series D, 7.75% due 11/15/2013                                      9,996

                NR*       NR*        5,000   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                             Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                      5,409

                                             Elk Valley, Colorado, Public Improvement Revenue Bonds
                                             (Public Improvement Fee), Series A:
                NR*       NR*        1,735     7.10% due 9/01/2014                                                    1,720
                NR*       NR*        4,160     7.35% due 9/01/2031                                                    4,110

                AA        NR*        1,985   Interlocken Metropolitan District, Colorado, GO,
                                             Refunding, Series A, 5.75% due 12/15/2012                                2,206

                                             San Miguel County, Colorado (Mountain Village
                                             Metropolitan District), GO, Refunding:
                NR*       NR*          240     7.95% due 12/01/2002 (b)                                                 257
                NR*       NR*          690     7.95% due 12/01/2003                                                     720


Connecticut     BBB       Baa2      10,000   Connecticut State Development Authority, PCR, Refunding
--1.6%                                       (Connecticut Light and Power Company), Series A, 5.85%
                                             due 9/01/2028                                                           10,210

                                             Mohegan Tribe Indians, Connecticut, Gaming Authority, Public
                                             Improvement Revenue Refunding Bonds (Priority Distribution):
                BBB-      NR*        1,000     6% due 1/01/2016                                                       1,005
                BBB-      NR*        1,060     6.25% due 1/01/2031                                                    1,062


Florida--       AAA       Aaa        2,755   Broward County, Florida, Airport System Revenue Bonds,
4.2%                                         AMT, Series J-1, 5.75% due 10/01/2018 (c)                                2,932

                                             Hillsborough County, Florida, IDA, Exempt Facilities
                                             Revenue Bonds (National Gypsum), AMT:
                NR*       NR*       12,000     Series A, 7.125% due 4/01/2030                                         9,859
                NR*       NR*        5,000     Series B, 7.125% due 4/01/2030                                         4,108

                AAA       Aaa       15,000   Pinellas County, Florida, Housing Authority, Housing
                                             Revenue Bonds (Affordable Housing Program), 4.60% due
                                             12/01/2010 (i)                                                          15,598


Georgia--       AAA       Aaa       12,140   Atlanta, Georgia, Airport Revenue Refunding Bonds,
2.2%                                         Series A, 5.875% due 1/01/2016 (h)                                      13,371

                NR*       NR*        4,000   Atlanta, Georgia, Tax Allocation Revenue Bonds
                                             (Atlantic Station Project), 7.90% due 12/01/2024                         3,974


Idaho--0.3%     AA        NR*        2,235   Idaho Housing Agency, S/F Mortgage Revenue Refunding
                                             Bonds, AMT, Senior Series C-2, 7.15% due 7/01/2023                       2,283


Illinois--      AAA       Aaa       10,000   Chicago, Illinois, GO, Series A, 6.75% due 7/01/2010 (b)(h)             12,257
6.8%
                                             Chicago, Illinois, Metropolitan Water Reclamation District
                                             of Greater Chicago, Capital Improvement, GO, Series A:
                AA+       Aa1        4,855     5.50% due 12/01/2012                                                   5,446
                AA+       Aa1        5,000     5.50% due 12/01/2013                                                   5,582
                AA+       Aa1        2,000     5.50% due 12/01/2014                                                   2,212

                NR*       Aaa        2,100   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                             7.625% due 9/01/2027 (f)(g)(l)                                           2,406

                BBB+      Baa1       2,750   Illinois Development Finance Authority, PCR, Refunding
                                             (Illinois Power Company Project), Series A, 7.375% due 7/01/2021         3,115

                NR*       NR*        2,500   Illinois Educational Facilities Authority, Revenue
                                             Refunding Bonds (Chicago Osteopathic Health System),
                                             7.25% due 11/15/2019 (b)                                                 3,169

                AAA       Aaa        7,500   Illinois State, GO, First Series, 5.75% due 12/01/2014 (e)               8,352

                AAA       Aaa        8,000   Metropolitan Pier and Exposition Authority, Illinois,
                                             Hospitality Facilities Revenue Bonds (McCormick Place
                                             Convention Center), 7% due 7/01/2026 (a)                                10,375


Kentucky--      A-        A3         4,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
0.6%                                         (TJ International Project), AMT, 7% due 6/01/2024                        4,249


Louisiana--     NR*       A3        20,000   Lake Charles, Louisiana, Harbor and Terminal District,
6.9%                                         Port Facilities Revenue Refunding Bonds (Trunkline Long
                                             Company Project), 7.75% due 8/15/2022                                   21,293

                AAA       Aaa       11,100   Louisiana State, GO, Series A, 6% due 5/15/2005 (b)(e)                  12,454
                BB-       NR*       20,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                             Grain Company Project), 6.50% due 1/01/2017                             19,583


Massachusetts   AA-       Aa2        4,540   Massachusetts State, Consolidated Loan, GO, Series C,
--2.2%                                       5.75% due 10/01/2011                                                     5,164

                AAA       Aa2       10,000   Massachusetts State, GO, Consolidated Loan, Series B,
                                             5.75% due 6/01/2010 (b)                                                 11,448


Michigan--      AAA       Aaa        3,100   Michigan State Hospital Finance Authority, Revenue
1.8%                                         Refunding Bonds, INFLOS, 10.288% due 2/15/2022 (i)(k)                    3,267

                A-        A3        10,900   Michigan State Strategic Fund, Limited Obligation Revenue
                                             Refunding Bonds (Detroit Edison Pollution Control), Series C,
                                             5.45% due 9/01/2029                                                     11,023


Minnesota--     NR*       Aaa        2,000   Eden Prairie, Minnesota, M/F Housing Revenue Bonds
2.0%                                         (Rolling Hills Project), Series A, 6.20% due 2/20/2043 (g)               2,212

                                             Minneapolis and Saint Paul, Minnesota, Metropolitan
                                             Airports Commission, Airport Revenue Bonds, AMT (h):
                AAA       Aaa        4,860     Series B, 5.75% due 1/01/2015                                          5,229
                AAA       Aaa        5,435     Series B, 5.75% due 1/01/2017                                          5,768
                AAA       Aaa        2,160     Sub-Series D, 5.75% due 1/01/2016                                      2,307


MuniYield Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
               S&P      Moody's      Face
STATE        Ratings    Ratings     Amount   Issue                                                                   Value
Mississippi     A-        A3       $16,800   Lowndes County, Mississippi, Solid Waste Disposal and PCR,
--4.1%                                       Refunding (Weyerhaeuser Company Project), Series A,
                                             6.80% due 4/01/2022                                                   $ 19,034

                AA        Aa3       11,380   Mississippi State, GO, Capital Improvement, 5.75% due 11/01/2014        12,709


Missouri--                                   Fenton, Missouri, Tax Increment Revenue Refunding and
1.0%                                         Improvement Bonds (Gravois Bluffs):
                NR*       NR*        1,780     6.75% due 10/01/2015                                                   1,868
                NR*       NR*        2,800     7% due 10/01/2021                                                      2,960

                AAA       NR*        3,040   Missouri State Housing Development Commission, S/F Mortgage
                                             Revenue Bonds, Homeownership, AMT, Series B, 7.55% due
                                             9/01/2027 (f)(g)                                                         3,265


New Jersey                                   New Jersey EDA, Special Facility Revenue Bonds
--3.1%                                       (Continental Airlines Inc. Project), AMT:
                BB-       B2         8,400     5.50% due 4/01/2028                                                    5,452
                BB-       B2         7,180     6.25% due 9/15/2029                                                    5,287
                BB-       B2         3,750     7% due 11/15/2030                                                      3,130
                BB-       B2         6,750     7.20% due 11/15/2030                                                   5,778

                AAA       Aaa        4,450   New Jersey EDA, Water Facilities Revenue Bonds
                                             (New Jersey American Water Company Inc. Project), AMT,
                                             6.50% due 4/01/2022 (h)                                                  4,598


New York        AAA       Aaa        1,865   Dutchess County, New York, Resource Recovery Agency
--16.9%                                      Revenue Bonds (Solid Waste System), Series A, 5.25% due
                                             1/01/2011 (e)                                                            2,039

                NR*       Aaa        5,595   Metropolitan Transportation Authority, New York,
                                             Commuter Facilities Revenue Bonds, RITR, Series 9, 6.10%
                                             due 7/01/2006 (b)(h)(k)                                                  7,391

                NR*       A3         5,500   New York City, New York, City IDA, Special Facilities
                                             Revenue Bonds, RITR, AMT, Series RI-5, 9.545% due 1/01/2024 (k)          5,768

                AA        Aa2        7,000   New York City, New York, City Municipal Water Authority,
                                             Revenue Refunding Bonds, Series E, 5% due 6/15/2026                      6,912

                AAA       NR*        5,000   New York City, New York, City Municipal Water Finance
                                             Authority, Water and Sewer System Revenue Bonds, DRIVERS,
                                             Series 198, 9.30% due 6/15/2026 (e)(k)                                   5,983

                                             New York City, New York, City Transitional Finance Authority
                                             Revenue Bonds, Future Tax Secured, Series B:
                AA+       Aa2        9,000     4.75% due 11/01/2023                                                   8,609
                AA+       Aa2       10,000     4.75% due 11/15/2023                                                   9,563

                AAA       Aaa       10,000   New York City, New York, GO, Refunding, Trust Receipts,
                                             Series R, 10.325% due 5/15/2014 (h)(k)                                  13,266

                A         Aaa          385   New York City, New York, GO, Series C, Sub-Series C-1,
                                             7.50% due 8/01/2002 (b)                                                    406

                                             New York State Dormitory Authority, Service Contract
                                             Revenue Bonds (School District Rescue), Series A:
                AA-       NR*        1,410     5.75% due 4/01/2010                                                    1,606
                AA-       NR*        1,145     5.75% due 4/01/2011                                                    1,313

                                             New York State Dormitory Authority, State University
                                             Educational Facilities Revenue Refunding Bonds,
                                             Series 1989 (e):
                AAA       NR*        7,500     6% due 5/15/2015                                                       8,559
                AAA       NR*        3,750     6% due 5/15/2016                                                       4,251

                AA+       Aaa       17,575   New York State Environmental Facilities Corporation,
                                             PCR, Refunding, RITR, Class R, Series 9, 9.339% due
                                             6/15/2014 (k)                                                           20,876

                                             New York State Environmental Facilities Corporation,
                                             State Clean Water and Drinking Revenue Bonds, Revolving
                                             Funds, Pooled Financing, Series B:
                AAA       Aaa        3,075     5.375% due 5/15/2016                                                   3,287
                AAA       Aaa        2,050     5.375% due 11/15/2016                                                  2,191
                AAA       Aaa        3,355     5.375% due 5/15/2017                                                   3,562

                AAA       NR*        4,360   Port Authority of New York and New Jersey Revenue Refunding
                                             Bonds, DRIVERS, AMT, Series 177, 9.12% due 10/15/2032 (e)(k)             5,037

                AAA       NR*       19,150   Port Authority of New York and New Jersey, Special
                                             Obligation Revenue Bonds, DRIVERS, AMT, Series 192,
                                             9.25% due 12/01/2025 (e)(k)                                             20,598


North           BBB       Baa3       4,750   North Carolina Eastern Municipal Power Agency,
Carolina--                                   Power System Revenue Bonds, Series D, 6.75% due 1/01/2026                5,180
0.8%
                AA        Aa2        1,000   North Carolina HFA, Home Ownership Revenue Bonds, AMT,
                                             Series 8-A, 6.20% due 7/01/2016                                          1,071


Ohio--0.8%                                   Cuyahoga County, Ohio, Mortgage Revenue Bonds
                                             (West Tech Apartments Project), AMT (g):
                NR*       Aaa        1,410     5.75% due 9/20/2020                                                    1,461
                NR*       Aaa        2,250     5.85% due 9/20/2030                                                    2,321

                NR*       NR*        2,175   Lucas County, Ohio, Health Care Facility Revenue Refunding
                                             and Improvement Bonds (Sunset Retirement Communities),
                                             Series A, 6.625% due 8/15/2030                                           2,291


Oklahoma--      AAA       NR*        3,250   Holdenville, Oklahoma, Industrial Authority, Correctional
0.5%                                         Facility Revenue Bonds, 6.70% due 7/01/2006 (b)(j)                       3,769


Oregon--2.2%                                 Oregon State Department of Administrative Services,
                                             COP, Series A (b)(c):
                AAA       Aaa        4,405     6% due 5/01/2010                                                       5,146
                AAA       Aaa        3,500     6% due 5/01/2010                                                       4,089

                AA        Aa2        7,000   Oregon State, GO, Refunding (Veterans Welfare), Series 80A,
                                             5.70% due 10/01/2032                                                     7,364


Pennsylvania    AAA       Aaa        5,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding
--10.5%                                      (Pennsylvania Power and Light Company Project), Series B,
                                             6.40% due 9/01/2029 (e)                                                  5,493

                AAA       Aaa        9,675   Pennsylvania Convention Center Revenue Refunding Bonds, Series A,
                                             6.70% due 9/01/2014 (e)                                                 10,847

                                             Pennsylvania Economic Development Financing Authority, Exempt
                                             Facilities Revenue Bonds (National Gypsum Company), AMT:
                NR*       NR*       16,600     Series A, 6.25% due 11/01/2027                                        12,178
                NR*       NR*        6,800     Series B, 6.125% due 11/01/2027                                        4,900

                AA+       Aa2        5,135   Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT,
                                             Series 42, 6.85% due 4/01/2025                                           5,407

                AAA       Aaa       16,270   Pennsylvania State Higher Educational Facilities Authority,
                                             Health Services Revenue Refunding Bonds (Allegheny Delaware
                                             Valley Obligation), Series C, 5.875% due 11/15/2016 (e)                 17,376

                                             Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                             Commercial Development:
                NR*       NR*        3,650     (Days Inn), Series B, 6.50% due 10/01/2027                             3,679
                NR*       NR*        3,000     (Doubletree), Series A, 6.50% due 10/01/2027                           3,024

                                             Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                                             Third Series (i):
                AAA       Aaa        2,980     5.50% due 8/01/2012                                                    3,312
                AAA       Aaa        3,145     5.50% due 8/01/2013                                                    3,464

                AAA       Aaa       10,000   Washington County, Pennsylvania, Capital Funding Authority
                                             Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                             due 12/01/2029 (c)                                                      11,844


MuniYield Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
               S&P      Moody's      Face
STATE        Ratings    Ratings     Amount   Issue                                                                   Value
Rhode                                        Woonsocket, Rhode Island, GO (h):
Island--0.4%    NR*       Aaa      $ 1,225     6% due 10/01/2017                                                   $  1,380
                NR*       Aaa        1,195     6% due 10/01/2018                                                      1,338


South           BBB       Baa2       2,500   Richland County, South Carolina, PCR, Refunding (Union
Carolina--                                   Camp Corporation Project), Series C, 6.55% due 11/01/2020                2,574
0.3%


South           BBB+      Baa2         900   South Dakota State Health and Educational Facilities
Dakota--0.1%                                 Authority, Revenue Refunding Bonds (Prairie Lakes), 7.25%
                                             due 4/01/2022                                                              929


Tennessee--                                  Elizabethton, Tennessee, Health and Educational Facilties
1.3%                                         Board, Hospital Revenue Refunding and Improvement Bonds,
                                             First Mortgage, Series B (e):
                AAA       Aaa        2,005     6% due 7/01/2011                                                       2,293
                AAA       Aaa        2,125     6% due 7/01/2012                                                       2,435
                AAA       Aaa        2,255     6.25% due 7/01/2013                                                    2,639

                NR*       NR*        3,000   Hardeman County, Tennessee, Correctional Facilities
                                             Corporation Revenue Bonds, 7.75% due 8/01/2017                           2,989


Texas--7.0%                                  Austin, Texas, Convention Center Revenue Bonds
                                             (Convention Enterprises Inc.), First Tier, Series A:
                BBB-      Baa3       6,000     6.70% due 1/01/2028                                                    6,139
                BBB-      Baa3       3,950     6.70% due 1/01/2032                                                    4,042

                                             Bexar County, Texas, Housing Finance Corporation, M/F
                                             Housing Revenue Bonds (Water at Northern Hills Apartments),
                                             Series A (e):
                NR*       Aaa        1,300     5.80% due 8/01/2021                                                    1,384
                NR*       Aaa        1,460     6% due 8/01/2031                                                       1,563
                NR*       Aaa        1,000     6.05% due 8/01/2036                                                    1,070

                                             Gregg County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Bonds (Good Shepherd
                                             Medical Center Project):
                AA        NR*        3,000     6.875% due 10/01/2020                                                  3,397
                AA        NR*        2,000     6.375% due 10/01/2025                                                  2,174

                AA-       Aa3        5,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid
                                             Waste Disposal Facility Revenue Bonds (E.I. du Pont de
                                             Nemours and Company Project), AMT, 6.40% due 4/01/2026                   5,357

                BB-       B2         6,000   Houston, Texas, Airport System, Special Facilities
                                             Revenue Bonds (Continental Airlines), AMT, Series E,
                                             6.75% due 7/01/2029                                                      4,582

                                             Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                             Semiconductor), AMT:
                BBB       Baa2       6,200     6.375% due 4/01/2027                                                   6,263
                BBB-      Baa2       4,000     6.95% due 4/01/2030                                                    4,207

                                             Magnolia, Texas, Independent School District, GO:
                NR*       Aaa        1,075     6.25% due 8/15/2009                                                    1,247
                NR*       Aaa        1,150     6.25% due 8/15/2010                                                    1,344
                NR*       Aaa        1,200     6.50% due 8/15/2011                                                    1,447

                                             San Antonio, Texas, Water Revenue Refunding Bonds:
                AA-       Aa3        1,000     5.875% due 5/15/2016                                                   1,096
                AA-       Aa3        1,000     5.875% due 5/15/2017                                                   1,090

                AAA       Aaa        7,020   Tyler, Texas, Waterworks and Sewer Revenue Bonds,
                                             5.70% due 9/01/2030 (h)                                                  7,429


Utah--0.3%      AAA       Aaa        1,545   Utah State Board of Regents Revenue Refunding Bonds
                                             (University of Utah Research Facilities), Series A, 5.50%
                                             due 4/01/2018 (e)                                                        1,628

                AAA       NR*          495   Utah State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                             Senior-Series E-2, 7.15% due 7/01/2024 (d)                                 506


Virginia--      NR*       NR*        8,650   Peninsula Ports Authority, Virginia, Revenue Refunding
1.7%                                         Bonds (Port Facility-Zeigler Coal), 6.90% due 5/02/2022 (m)              5,514

                NR*       NR*        1,000   Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                             Exempt-Facility, AMT, Series A, 7.55% due 1/01/2019                        995

                BBB-      Baa3      12,840   Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                             Bonds, Senior Series B, 7.35%** due 8/15/2029                            1,705

                AA+       Aa1        5,125   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                             Series A, 7.10% due 1/01/2025                                            5,239

West            A-        A3         3,000   Upshur County, West Virginia, Solid Waste Disposal Revenue
Virginia--                                   Bonds (TJ International Project), AMT, 7% due 7/15/2025                  3,179
0.4%


Wisconsin--     AAA       Aaa        3,585   Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (e)             3,897
0.5%


Puerto          AAA       Aaa       12,500   Puerto Rico Commonwealth, Highway and Transportation
Rico--7.4%                                   Authority, Transportation Revenue Bonds, Trust Receipts,
                                             Class R, Series B, 9.527% due 7/01/2035 (e)(k)                          15,514

                                             Puerto Rico Commonwealth, Public Improvement, GO,
                                             Refunding, Series A:
                A         Baa1       6,850     5.50% due 7/01/2015                                                    7,573
                A         Baa1      11,335     5.50% due 7/01/2016                                                   12,477
                AAA       Baa1       4,795     5.50% due 7/01/2017 (e)                                                5,239

                A         Baa1      10,000   Puerto Rico Commonwealth, Public Improvement, GO, Series A,
                                             5.375% due 7/01/2028                                                    10,356

                AAA       Aaa        2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                             Trust Receipts, Class R, Series 16 HH, 9.277% due 7/01/2013 (i)(k)       3,106

                AAA       Aaa        3,000   Puerto Rico Public Financing Corporation Revenue Bonds
                                             (Commonwealth Appropriation), Series A, 5.50% due 8/01/2019 (e)          3,227


                Total Investments (Cost--$720,901)--96.4%                                                           746,816
                Other Assets Less Liabilities--3.6%                                                                  27,921
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $774,737
                                                                                                                   ========

(a)Escrowed to maturity.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)Connie Lee Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(l)FHLMC Collateralized.
(m)Non-income producing security.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


MuniYield Fund, Inc., October 31, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of October 31, 2001
Assets:         Investments, at value (identified cost--$720,900,663)                                        $  746,815,966
                Cash                                                                                              2,332,856
                Receivables:
                   Securities sold                                                           $ 21,121,357
                   Interest                                                                    12,933,838        34,055,195
                                                                                             ------------
                Prepaid expenses and other assets                                                                    31,223
                                                                                                             --------------
                Total assets                                                                                    783,235,240
                                                                                                             --------------

Liabilities:    Payables:
                   Securities purchased                                                         8,099,063
                   Investment adviser                                                             327,268         8,426,331
                                                                                             ------------
                Accrued expenses and other liabilities                                                               72,110
                                                                                                             --------------
                Total liabilities                                                                                 8,498,441
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  774,736,799
                                                                                                             ==============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.05 per share (10,000 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                         $250,000,000
                   Common Stock, par value $.10 per share (38,714,316 shares issued
                   and outstanding)                                                          $  3,871,432
                Paid-in capital in excess of par                                              544,145,478
                Undistributed investment income--net                                            6,318,376
                Accumulated realized capital losses on investments--net                      (44,493,091)
                Accumulated distributions in excess of realized capital gains on
                investments--net                                                             (11,020,699)
                Unrealized appreciation on investments--net                                    25,915,303
                                                                                             ------------
                Total--Equivalent to $13.55 net asset value per share of Common Stock
                (market price--$13.94)                                                                          524,736,799
                                                                                                             --------------
                Total capital                                                                                $  774,736,799
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                For the Year Ended October 31, 2001
Investment      Interest and amortization of premium and discount earned                                     $   44,875,834
Income:

Expenses:       Investment advisory fees                                                     $  3,816,141
                Commission fees                                                                   632,865
                Accounting services                                                               264,931
                Transfer agent fees                                                               113,794
                Professional fees                                                                  99,832
                Printing and shareholder reports                                                   63,645
                Custodian fees                                                                     54,470
                Directors' fees and expenses                                                       43,296
                Listing fees                                                                       37,074
                Pricing fees                                                                       25,337
                Other                                                                              37,253
                                                                                             ------------
                Total expenses                                                                                    5,188,638
                                                                                                             --------------
                Investment income--net                                                                           39,687,196
                                                                                                             --------------

Realized &      Realized loss on investments--net                                                               (6,837,621)
Unrealized      Change in unrealized appreciation/depreciation on investments--net                               26,701,588
Gain (Loss) on                                                                                               --------------
Investments     Net Increase in Net Assets Resulting from Operations                                         $   59,551,163
--Net:                                                                                                       ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                      For the
                                                                                                     Year Ended
                                                                                                    October 31,
                Increase (Decrease) in Net Assets:                                               2001               2000
Operations:     Investment income--net                                                     $   39,687,196    $   41,759,142
                Realized loss on investments--net                                             (6,837,621)      (37,655,470)
                Change in unrealized appreciation/depreciation on investments--net             26,701,588        34,881,965
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           59,551,163        38,985,637
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Stock                                                              (33,154,288)      (33,320,553)
                   Preferred Stock                                                            (8,333,060)      (10,334,350)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders          (41,487,348)      (43,654,903)
                                                                                           --------------    --------------

Capital Stock   Value of shares issued to Common Stock shareholders in reinvestment
Transactions:   of dividends                                                                    5,311,917                --
                                                                                           --------------    --------------

Net Assets:     Total increase (decrease) in net assets                                        23,375,732       (4,669,266)
                Beginning of year                                                             751,361,067       756,030,333
                                                                                           --------------    --------------
                End of year*                                                               $  774,736,799    $  751,361,067
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    6,318,376    $    8,118,528
                                                                                           ==============    ==============

See Notes to Financial Statements.


MuniYield Fund, Inc., October 31, 2001


FINANCIAL HIGHLIGHTS
The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   13.08    $   13.21    $   16.27    $   16.09    $   15.68
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                             1.03         1.09         1.12         1.19         1.24
                Realized and unrealized gain (loss)
                on investments--net                                 .52        (.08)       (2.34)          .49          .65
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.55         1.01       (1.22)         1.68         1.89
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions to
                Common Stock shareholders:
                   Investment income--net                         (.86)        (.87)        (.95)        (.97)       (1.00)
                   Realized gain on investments--net                 --           --        (.38)        (.26)        (.22)
                   In excess of realized gain on
                   investments--net                                  --           --        (.27)           --        (.01)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions to
                Common Stock shareholders                         (.86)        (.87)       (1.60)       (1.23)       (1.23)
                                                              ---------    ---------    ---------    ---------    ---------
                Effect of Preferred Stock:
                   Dividends and distributions to
                   Preferred Stock shareholders:
                      Investment income--net                      (.22)        (.27)        (.17)        (.18)        (.20)
                      Realized gain on investments--net              --           --        (.04)        (.09)        (.05)
                      In excess of realized gain on
                      investments--net                               --           --        (.03)           --       --++++
                                                              ---------    ---------    ---------    ---------    ---------
                Total effect of Preferred Stock                   (.22)        (.27)        (.24)        (.27)        (.25)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   13.55    $   13.08    $   13.21    $   16.27    $   16.09
                                                              =========    =========    =========    =========    =========
                Market price per share, end of year           $   13.94    $  12.625    $  12.875    $  16.875    $  15.875
                                                              =========    =========    =========    =========    =========

Total           Based on market price per share                  17.79%        5.26%     (15.35%)       14.74%       15.56%
Investment                                                    =========    =========    =========    =========    =========
Return:*        Based on net asset value per share               10.51%        6.28%      (9.92%)        9.15%       11.11%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses**                                  1.01%         .99%         .93%         .89%         .91%
on Average                                                    =========    =========    =========    =========    =========
Net Assets of   Total investment income--net**                    7.74%        8.35%        7.42%        7.43%        7.81%
Common Stock:                                                 =========    =========    =========    =========    =========
                Amount of dividends to Preferred
                Stock shareholders                                1.63%        2.07%        1.11%        1.10%        1.28%
                                                              =========    =========    =========    =========    =========
                Investment income--net, to Common
                Stock shareholders                                6.11%        6.28%        6.31%        6.33%        6.53%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses                                     .68%         .66%         .65%         .63%         .64%
on Total                                                      =========    =========    =========    =========    =========
Average Net     Total investment income--net                      5.20%        5.56%        5.17%        5.26%        5.48%
Assets:**++                                                   =========    =========    =========    =========    =========

Ratios Based    Dividends to Preferred Stock shareholders         3.33%        4.12%        2.55%        2.66%        3.02%
on Average                                                    =========    =========    =========    =========    =========
Net Assets
of Preferred
Stock:

Supplemental    Net assets, net of Preferred Stock,
Data:           end of year (in thousands)                    $ 524,737    $ 501,361    $ 506,030    $ 611,222    $ 596,320
                                                              =========    =========    =========    =========    =========
                Preferred Stock outstanding,
                end of year (in thousands)                    $ 250,000    $ 250,000    $ 250,000    $ 250,000    $ 250,000
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               83.26%      103.44%       78.42%       91.63%      111.45%
                                                              =========    =========    =========    =========    =========

Leverage:       Asset coverage per $1,000                     $   3,099    $   3,005    $   3,024    $   3,445    $   3,385
                                                              =========    =========    =========    =========    =========

Dividends       Series A--Investment income--net              $     816    $   1,052    $     588    $     694    $     747
Per Share                                                     =========    =========    =========    =========    =========
on Preferred    Series B--Investment income--net              $     864    $   1,009    $     595    $     687    $     751
Stock                                                         =========    =========    =========    =========    =========
Outstanding:    Series C--Investment income--net              $     847    $   1,032    $     687    $     643    $     763
                                                              =========    =========    =========    =========    =========
                Series D--Investment income--net              $     850    $   1,035    $     694    $     637    $     762
                                                              =========    =========    =========    =========    =========
                Series E--Investment income--net              $     805    $   1,038    $     627    $     656    $     752
                                                              =========    =========    =========    =========    =========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MuniYield Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $356,434 increase to the cost of securities and a corresponding $356,434 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services.
FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $42,754 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $622,235,452 and $607,516,660, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:


                                     Realized        Unrealized
                                  Gains (Losses)       Gains

Long-term investments            $ (7,065,029)    $  25,915,303
Financial futures contracts            227,408               --
                                 -------------    -------------
Total                            $ (6,837,621)    $  25,915,303
                                 =============    =============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $25,915,303, of which $45,905,517 related to appreciated securities and $19,990,214 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $720,900,663.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2001 increased by 397,213 as a result of dividend reinvestment and during the year ended October 31, 2000, remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 2.05%; Series B, 1.84%; Series C, 1.849%, Series D, 1.849%; and Series E, 1.85%.

Shares issued and outstanding during the years ended
October 31, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $317,747 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $53,781,000, of which $6,930,000 expires in 2007, $40,851,000 expires in 2008 and $6,000,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On June 20, 2001 the Fund's Board of Directors approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and would assume substantially all of the liabilities of Merrill Lynch Municipal Strategy Fund, Inc. in exchange for newly issued shares of the Fund. The Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by FAM.

On November 19, 2001, the Fund acquired all of the net assets of Municipal Strategy Fund, Inc. pursuant to the plan of reorganization approved by the Fund's Board of Directors and shareholders.


7. Subsequent Event:
On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.122240 per share, payable on November 29, 2001 to shareholders of record as of November 16, 2001.



MuniYield Fund, Inc., October 31, 2001


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders, MuniYield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Fund, Inc. as of October 31, 2001, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
December 10, 2001



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield Fund, Inc. during its taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    46.9%
AA/Aa                                      12.4
A/A                                        13.5
BBB/Baa                                     6.6
BB/Ba                                       5.7
CCC/Caa                                     0.9
NR (Not Rated)                             10.4



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto W. Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYD